Investment Securities - Proceeds from Sales, Calls/Paydowns and Maturities of Securities Available for Sale, Gross Realized Gains and Gross Realized Losses (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2025	Dec. 31, 2024	Dec. 31, 2023
Investment Securities [Abstract]
Proceeds from sales	$ 0	$ 0	$ 0
Proceeds from calls/paydowns	86,019	68,119	53,503
Proceeds from maturities	70,059	70,608	5,008
Gross realized losses	0	0	0
Gross realized gains	$ 0	$ 0	$ 0